Exhibit 99

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
stacey.jones@honeywell.com	sean.meakim@honeywell.com

HONEYWELL ANNOUNCES UPDATED BUSINESS SEGMENT STRUCTURE AHEAD OF AEROSPACE SPIN-OFF

•Honeywell Aerospace spin-off on track for second half of 2026, creating one of the largest publicly traded, pure play aerospace suppliers
•Following the Honeywell Aerospace spin-off, Honeywell will concentrate on three streamlined reportable business segments: Building Automation, Industrial Automation, and Process Automation and Technology

CHARLOTTE, N.C., October 22, 2025 -- Honeywell (NASDAQ: HON) today announced its updated business segment structure ahead of the planned separation of its Aerospace Technologies business, expected in the second half of 2026, and its Solstice Advanced Materials business, expected to be completed on October 30, 2025.
Beginning with Honeywell’s Q1 2026 quarterly earnings results, the company’s reporting segments will be Aerospace Technologies, Building Automation, Industrial Automation, and Process Automation and Technology. The new segmentation is expected to take effect on January 1, 2026, and is the next step in evolving Honeywell’s streamlined portfolio to unlock significant value and drive long-term growth.

Honeywell Aerospace Spin-Off Progressing on Schedule
As an independent company, Honeywell Aerospace will be one of the largest publicly traded, pure play aerospace suppliers, with leading positions in technology and systems that will continue to deliver the future of aviation through increasing electrification and autonomy of flight. Honeywell Aerospace’s technology and solutions are used on virtually every commercial and defense aircraft platform worldwide and include aircraft propulsion, cockpit and navigation systems, and auxiliary power systems.
The Aerospace Technologies business will continue to report results as a Honeywell business segment until the completion of its separation, which is on track for the second half of 2026.
“Building on its legacy of shaping the future of aviation, Honeywell Aerospace is poised to further solidify its position as a leader in commercial aerospace, defense and space markets as it transforms its business in this next chapter as a standalone company,” said Vimal Kapur, Chairman and CEO of Honeywell.

Honeywell Unveils Updated Business Segment Structure
Following the spin-off of its Aerospace Technologies business, Honeywell will be the global leader of the industrial world's transition from automation to autonomy, with a comprehensive portfolio of outcome-based technologies, solutions, and software to drive customers' productivity. Honeywell will connect assets, people and processes to power digital transformation, building on its decades-long technology leadership positions, deep domain experience, and vast installed base.
Honeywell will have three reportable business segments after the spin-off of the Aerospace Technologies business:
•Building Automation (BA): Honeywell is transforming the way buildings and infrastructure operate with best-in-class, multi-domain expertise and a portfolio of solutions and services that are used in millions of buildings worldwide for fire prevention, controls, access and security. By providing unified building automation solutions across hardware, software, sensors and analytics, we help our customers convert buildings into safe, sustainable and integrated assets.
•Industrial Automation1 (IA): Honeywell’s critical offerings serve as the fundamental building blocks of industrial automation. Our world-class sensor technologies and high value-added smart edge devices offer proven reliability and differentiated connectivity across a variety of sensing and measurement applications.
•Process Automation and Technology (PA&T): Honeywell offers a comprehensive portfolio of end-to-end Process Automation solutions that make it self-sufficient in the industrial lifecycle and help accelerate customers’ digital transformations. We also offer the Process Technology solutions that enable the energy evolution, enhance efficiency, precision and reliability, reduce emissions and facilitate the circular economy.
“For more than a century, Honeywell has been at the forefront of automation innovation, redefining what is possible for the industrial sector. Now, we are transforming our business to lead the journey to a connected autonomous future for our customers,” added Kapur.
Kapur concluded: “The wealth of data we now have access to from our massive global installed base is unprecedented in the industrial sector – and today, we are evolving to unlock the power of that data to help our customers solve their most complex challenges. From buildings and industrial sites to process environments, our customers all share a common set of needs that our portfolio of end-to-end automation solutions is built to both address and anticipate.”
Following the spin-off, Honeywell’s businesses will continue to be led by Billal Hammoud as president and CEO of Building Automation; Peter Lau as president and CEO of Industrial Automation; Jim Masso as president and CEO of Process Automation; and Ken West as president and CEO of Process Technology. Each of these leaders will report to Vimal Kapur, who will continue to serve as Chairman and CEO of Honeywell following the spin-off.
1 Honeywell’s Productivity Solutions and Services ("PSS") and Warehouse and Workflow Solutions ("WWS") businesses will remain a part of the Industrial Automation business as the recently announced evaluation of strategic alternatives continues.

Honeywell's Portfolio Optimization
On February 6, 2025, Honeywell announced its intent to pursue a full separation of its Aerospace Technologies business, which is expected to be completed in the second half of 2026 in a manner that is tax-free to Honeywell shareholders for U.S. federal income tax purposes. This follows Honeywell’s earlier announcement on October 8, 2024 of its plan to spin off its Advanced Materials business, now known as Solstice Advanced Materials, into an independent, U.S. publicly traded company. Solstice’s planned spin-off from Honeywell is expected to be completed on October 30, 2025.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology, that help make the world smarter and safer as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

Forward-Looking Statements
We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction will not be completed within the anticipated time period or at all; (iii) the possibility that the spin-off transaction will not achieve its intended benefits; (iv) the impact of the spin-off transaction on Honeywell's businesses and the risk that the spin-off transaction may be more difficult, time-consuming or costly than expected, including the impact on Honeywell's and Honeywell Aerospace’s resources, systems, procedures and controls, diversion of management's attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the spin-off transaction; (vi) the uncertainty of the expected financial performance of Honeywell or Honeywell Aerospace following completion of the spin-off transaction; (vii) negative effects of the announcement or pendency of the spin-off transaction on the market price of Honeywell's securities and/or on the financial performance of Honeywell; (viii) the ability to achieve anticipated capital structures in connection with the spin-off transaction, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the spin-off transaction; (x) the ability to achieve anticipated tax treatments in connection with the spin-off transaction and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the spin-off transaction and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.